REAL ESTATE INVESTMENTS - Estimated Future Amortization of Intangible Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Estimated Future Amortization of Intangible Assets
2018	$ 8,344
2019	448
2020	448
2021	448
2022	448
Thereafter	5,104
Net real estate intangibles	$ 15,240	$ 64,477